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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 31, 1999

                                  ARISTAR, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                           1-3521                      95-4128205
(State or other jurisdiction         (Commission File No.)            (IRS Employer
     of incorporation)                                             Identification No.)

                8900 GRAND OAK CIRCLE, TAMPA, FLORIDA 33637-1050
                     (Address of principal executive office)

                                 (813) 632-4500
               (Registrant's telephone number including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)    Exhibits

        The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement on Form S-3 (No. 333-80147) of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.

      Exhibit         Description
      -------         -----------

         1            Terms Agreement dated August 31, 1999, between the
                      Registrant and Banc One Capital Markets, Inc., First Union
                      Capital Markets Corp., ABN AMRO Incorporated, Nesbitt
                      Burns Securities Inc., BNY Capital Markets, Inc., Mellon
                      Financial Markets Inc. (filed herewith) that incorporates by reference the Debt Securities Underwriting Agreement
                      Basic Provisions dated June 23, 1999 (incorporated herein by reference to the Company's Current Report on Form 8-K dated June 23, 1999).

        4(a)          Specimen Global 7-3/8% Senior Note due September 1, 2004
                      (filed herewith).

        4(b)          Specimen Global 7-3/8% Senior Note due September 1, 2004
                      (filed herewith).

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ARISTAR, INC.


                                            By:    /s/ James R. Garner
                                                   -----------------------------
                                                   James R. Garner
                                                   Senior Vice President,
                                                   Secretary and General Counsel



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